DRYDEN TOTAL RETURN BOND FUND, INC.


PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
FEBRUARY 27, 2004

SUPPLEMENT DATED OCTOBER 22, 2004


1.	The following information supercedes any contrary
information contained in the Prospectus or in the Statement of Additional Information (SAI), of the above-named fund, in particular, footnote 5 to the "Shareholder Fees" table in the section of the prospectus entitled "Risk/Return
Summary - Fees and Expenses":

	Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to an contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.

2.	Effective immediately, David Bessey has been added as
co-portfolio manager for the Dryden Total Return Bond
Fund, Inc.

To reflect this update, the following replaces the fifth paragraph in the section of the prospectus entitled "How the Fund is Managed - Investment Adviser" with respect to the above-named Fund:

The Dryden Total Return Bond Fund is managed by Steven Kellner, Robert Tipp and David Bessey of Prudential Fixed Income using an institutional, team-based approach. Mr. Kellner and Mr. Tipp develop and coordinate the Fund's investment strategy utilizing the following approach: [Please see page 25 of the Prospectus for additional information]

In addition, the following replaces the section of the prospectus entitled, "How the Fund is Managed - Portfolio
Management Team:"

Steven A. Kellner, CFA, is Managing Director and head of Prudential Fixed Income's Credit Strategies, including Corporate Bonds, High Yield Bonds, and Emerging Markets. He is also portfolio manager for Core Plus strategies. Previously, Mr. Kellner was head of the Corporate Bond Desk. Before that, he managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a Bachelor of Civil Engineering (BCE) in Civil Engineering from Villanova University and a Master of Business Administration (MBA) from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has co-managed the Portfolio since 1999.

Robert Tipp, CFA is Chief Investment Strategist of Prudential Fixed Income. He is co-portfolio manager of Core Plus, U.S. Government, and Global Bond strategies, portfolio manager for asset-liability strategies and TIPs portfolios, and also has supervisory responsibility for municipal and money market strategies.
Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed a number of fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a Bachelor of Science (BS) in Business Administration with highest honors and a Master in Business Administration (MBA) in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. He has co-managed the Portfolio since 2003.

David Bessey is Managing Director and head of Prudential Fixed Income's Emerging Markets team, investing in emerging market debt denominated in both U.S.dollar and local currencies. Mr. Bessey is also portfolio manager of the Global High Yield strategy, and co-portfolio manager of the Core Plus strategy. He also specializes in the utility and sovereign sectors for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a Bachelor of Science (BS) in Geological Engineering from Cornell University and a Master in Business Administration (MBA) in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT). He has co-managed the Portfolio since 2004.

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